                           FORM OF MONTHLY STATEMENT
                 Green Tree Floorplan Receivables Master Trust
                                 Series 1995-1


Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995, (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Green Tree Financial Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee), as supplemented by the Series 1995-1 Supplement dated as of December 14, 1995 (the "Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-1 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of July 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set fourth in the Pooling and Servicing Agreement and the Supplement.

A) Information regarding distribution in respect of the Class A Certificates per $1,000 original certificate principal amount

   (1)  The total amount of the distribution in
   respect of Class A Certificates, per $1,000
   original certificate principal amount                     4.88

   (2)  The amount of the distribution set forth
   in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000
   original certificate principal amount                     4.88

   (3)  The amount of the distribution set forth in
   paragraph 1 above in respect of principal of the
   Class A Certificates,per $1,000 original certificate
   principal amount                                          0.00

B) Class A Investor Charge Offs and Reimbursement of
   Charge Offs

   (1)  The amount of Class A Investor Charge Offs           0.00

   (2)  The amount of Class A Investor Charge Offs
   set forth in paragraph 1 above, per $1,000 original
   certificate principal amount                              0.00

   (3)  The total amount reimbursed in respect of
   Class A Investor Charge Offs                              0.00

   (4)  The amount set forth in paragraph 3 above, per
   $1,000 original certificate principal amount                       0.00

   (5)  The amount, if any, by which the outstanding
   principal balance of the Class A Certificates exceeds
   the Class A Invested Amount after giving effect to all
   transactions on such Distribution Date                             0.00

C) Information regarding distribution in respect of the Class B Certificates, per $1,000 original certificate principal amount

   (1)  The total amount of the distribution in respect of
   Class B Certificates, per $1,000 original certificate
   principal amount                                                   5.01

   (2)  The amount of the distribution set forth in
   paragraph 1 above in respect of interest on the
   Class B Certificates, per $1,000 original certificate
   principal amount                                                   5.01

   (3)  The amount of the distribution set forth in
   paragraph 1 above in respect of principal of the
   Class B Certificates, per $1,000 original certificate
   principal amount                                                   0.00

D) Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount

   (1)  The amount of reductions in Class B Invested Amount
   pursuant to clauses (c), (d), and (e) of the
   definition of Class B Invested Amount                              0.00

   (2)  The amount of reductions in the Class B Invested
   Amount set forth in paragraph 1 above, per $1,000
   original certificate principal amount                              0.00

   (3)  The total amount reimbursed in respect of such
   reductions in the Class B Invested Amount                          0.00

   (4)  The amount set forth in paragraph 3 above, per
   $1,000 original certificate principal amount                       0.00

   (5)  The amount, if any, by which the outstanding
   principal balance of the Class B Certificates exceeds
   the Class B Invested Amount after giving effect to
   all transactions on such Distribution Date                         0.00

Green Tree Financial Corporation, as Servicer

BY:/s/Phyllis A Knight
   --------------------------------
Name:  Phyllis A Knight
Title: Vice President and Treasurer



RECEIVABLES--

Beginning of the Month Principal Receivables:                1,035,895,975.87
Removed Principal Receivables:                                           0.00
Additional Principal Receivables:                               78,085,274.40
End of the Month Principal Receivables:                        998,881,988.52
End of the Month Total Receivables:                          1,076,967,262.92

Excess Funding Account Balance                                            .00
Aggregate Invested Amount (all Master Trust Series)            998,000,000.00

End of the Month Transferor Amount                              35,237,766.83
DELINQUENCIES AND LOSSES--

                                                  RECEIVABLES
End of the Month Delinquencies:
   30-60 Days Delinquent                                           576,234.88
   61-90 Days Delinquent                                            88,151.00
   90+ Days Delinquent                                             650,852.05

   Total 30+ Days Delinquent                                     1,315,237.93

Defaulted Accounts During the Month                                      0.00

INVESTED AMOUNTS--

Class A Initial Invested Amount                409,400,000.00
Class B Initial Invested Amount                 18,400,000.00
Class C Initial Invested Amount                  6,900,000.00
Class D Initial Invested Amount                 25,300,000.00
INITIAL INVESTED AMOUNT                                        460,000,000.00

Class A Invested Amount                        409,400,000.00
Class B Invested Amount                         18,400,000.00
Class C Invested Amount                          6,900,000.00
Class D Invested Amount                         25,300,000.00
INVESTED AMOUNT                                                460,000,000.00

Class A Adjusted Invested Amount               409,400,000.00
Class B Adjusted Invested Amount                18,400,000.00
Class C Invested Amount                          6,900,000.00
Class D Invested Amount                         27,923,335.17
ADJUSTED INVESTED AMOUNT                                       462,623,335.17

MONTHLY SERVICING FEE                                              771,038.89

INVESTOR DEFAULT AMOUNT                                                   .00

SERIES 1995-1 INFORMATION

SERIES 1995-1 ALLOCATION PERCENTAGE                                    46.23%
SERIES 1995-1 ALLOCABLE FINANCE CHARGE                           4,191,017.53
SERIES 1995-1 UNREIMBURSED CHARGE-OFFS                                   0.00
SERIES 1995-1 ALLOCABLE DEFAULTED AMOUNT                                  .00
SERIES 1995-1 MONTHLY FEES                                         771,038.89
SERIES 1995-1 ALLOCABLE PRINCIPAL COLLECTIONS                  133,784,448.92
SERIES 1995-1 REQUIRED TRANSFEROR AMOUNT                        18,504,933.41



FLOATING ALLOCATION PERCENTAGE                                         44.66%

INVESTOR FINANCE CHARGE COLLECTIONS                              4,119,441.19
INVESTOR DEFAULT AMOUNT                                                   .00
PRINCIPAL ALLOCATION PERCENTAGE                                        44.66%
AVAILABLE PRINCIPAL COLLECTIONS                                130,530,391.75

CLASS A FLOATING ALLOCATION                                            39.52%
CLASS A REQUIRED AMOUNT                                                  0.00

CLASS B FLOATING ALLOCATION                                             1.78%
CLASS B REQUIRED AMOUNT                                                  0.00

CLASS C FLOATING ALLOCATION                                              .67%
CLASS D FLOATING ALLOCATION                                             2.70%

TOTAL EXCESS SPREAD                                              2,024,649.00

YIELD AND BASE RATE--

Base Rate (Current Month)                               7.45%
Base Rate (Prior Month)                                 7.45%
Base Rate (Two Months Ago)                              7.45%
THREE MONTH AVERAGE BASE RATE                                           7.45%

Series Adjusted Portfolio Yield (Current Month)        10.69%
Series Adjusted Portfolio Yield (Prior Month)          10.87%
Series Adjusted Portfolio Yield (Two Months ago)       10.69%
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO
YIELD                                                                  10.75%

PRINCIPAL COLLECTIONS--

CLASS A PRINCIPAL PERCENTAGE                                           39.52%
 Class A Principal Collections                 115,513,287.64

CLASS B PRINCIPAL PERCENTAGE                                            1.78%
 Class B Principal Collections                   5,191,608.43

CLASS C PRINCIPAL PERCENTAGE                                             .67%
 Class C Principal Collections                   1,946,853.16

CLASS D PRINCIPAL PERCENTAGE                                            2.70%
 Class D Principal Collections                   7,878,642.52

AVAILABLE PRINCIPAL COLLECTIONS                 130,530,391.75

REALLOCATED PRINCIPAL COLLECTIONS                                        0.00

SERIES 1995-1 PRINCIPAL SHORTFALL                                        0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER PRINCIPAL SHARING SERIES                                      0.00

ACCUMULATION--


Controlled Accumulation Amount                          0.00
Deficit Controlled Accumulation Amount                  0.00
CONTROLLED DEPOSIT AMOUNT                                               0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                       0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR
OTHER PRINCIPAL SHARING SERIES                                130,530,391.75

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                            0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                           0.00
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                           0.00
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                           0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                 0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                            0.00
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                            0.00
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                            0.00


Green Tree Financial Corporation, as Servicer


BY: /s/ Phyllis A Knight
    -------------------------------
Name:  Phyllis A Knight
Title: Vice President and Treasurer